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                                                                   EXHIBIT 10.31

TABLE OF CONTENTS
SECTION 1:  POLICIES & PRACTICES.................................... 3
   PURPOSE.......................................................... 3
   PREVIOUS PLANS................................................... 3
   ELIGIBILITY SCOPE................................................ 3
   PARTICIPATION TARGETS............................................ 3
   ENROLLMENT....................................................... 4
   NEW HIRES........................................................ 4
   INTERNAL TRANSFERS............................................... 4
   PROMOTION OUTSIDE FOCAL.......................................... 4
   PLAN METRICS..................................................... 4
   PLAN CHANGES..................................................... 4
   REORGANIZATIONS.................................................. 4
   PAYMENT CYCLES................................................... 4
   VIP CALCULATIONS................................................. 5
   TERMINATIONS- VOLUNTARY AND INVOLUNTARY.......................... 5
   LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL............. 5
   COMMUNICATION.................................................... 5
   EXCEPTIONS....................................................... 5
   PLAN AMENDMENTS.................................................. 6
SECTION 2:  VARIABLE INCENTIVE PAY PLANS............................ 7
   VIRAGE LOGIC CORPORATE EXECUTIVE PAY PLAN........................ 7

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SECTION 1:  POLICIES & PRACTICES

PURPOSE

     To enhance shareholder value by promoting strong linkages between employee contributions and company performance.

     To provide a variable pay plan that directly supports the achievement of company annual business objectives.

PREVIOUS PLANS

     Virage Logic Variable Incentive Pay Plan in effect prior to the FY2001 plan does not apply to results achieved in FY2001.

ELIGIBILITY SCOPE

     The following exempt job types with pay grades equal to or higher than E08 are eligible to participate in the FY2001 Virage Logic Variable Incentive Pay Plan:

     E09 President, VP's
     E08 Directors

     Participants may NOT be enrolled in more than one plan at a time.

     Participants must be employed as of the plan payout date with a performance rating of New in Job, Consistently Meets Peer Performance, or Consistently Exceeds Peer Performance to be eligible for payout. Employees on Performance Improvement Plans as of the plan payout date are not eligible for VIP payout.

     o    State and Federal taxes are withheld at the supplemental rate

     o    401(k) contributions are deducted, if applicable.

PARTICIPATION TARGETS

            PAY LEVEL      REQUIRED/OPTIONAL    PERCENT OF BASE PAY
            ---------      -----------------    -------------------
              E08             Required                15%

              E09             Required                25%



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ENROLLMENT

     Annual enrollment is completed at the beginning of the Fiscal Plan year. If there is no enrollment sheet on file with Corporate Compensation by December 31, 2000 for the FY2001 plan, no portion of the variable component will be paid for FY2001 performance.

     All new VIP participants as of the Focal will be enrolled effective April 2001. An enrollment sheet for new participants must be completed and forwarded to compensation within 30 days of the Focal effective date.

     Any increase in participation level at Focal will be effective April 1, 2001 and does not require a new enrollment form.

NEW HIRES

     New employees with VIP participation as part of the hire offer will be eligible effective the first day of the new quarter following effective date of hire. An enrollment sheet must be completed and forwarded to compensation within 30 days of the hire date.

INTERNAL TRANSFERS

     Not-applicable

PROMOTION OUTSIDE FOCAL

     When promoted from a non-eligible pay level to a pay level eligible for VIP, VIP (if elected by the manager when optional) is effective the first day of the new quarter following the promotion effective date. A new enrollment sheet must be completed and forwarded to compensation within 30 days of the promotion date.

PLAN METRICS

     All annual VIP targets are set by executive management, and are subject to change during the plan year.

PLAN CHANGES

     In the event of a material change to an existing plan (to be determined by the Corporate Compensation Committee), the plan administrator will coordinate distribution of new plans and enrollment forms to the affected participants.

REORGANIZATIONS

     The Corporate Compensation Committee will make the final decision regarding plan changes due to reorganizations.

PAYMENT CYCLES

     Quarterly VIP payouts are paid by the end of the proceeding month following the end of the fiscal quarter.


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VIP CALCULATIONS

     Quarterly VIP payouts are calculated based on individual target dollars and achievement of plan objectives. Individual target dollars are determined on an ongoing basis throughout the plan year. If individual base pay or quarterly VIP percentage changes, quarterly target dollars change. The VIP Plan is intended to recognize group performance. Individual payouts are non-discretionary below E09 (or equivalent) pay grade.

     Calculation Example:

     --------------------------------------------------------------------------------------------
                                            BASE       VIP                                TARGET
     DATE            ACTION                 PAY        PERCENTAGE       CALCULATION       DOLLARS
     --------------------------------------------------------------------------------------------
     October 1       Plan Year Begins       100,000    15%              15,000 / 12 mo.   7,500
                                                                        X 6 mo.
     --------------------------------------------------------------------------------------------
     April 1         Focal Pay Change       105,000    15%              15,750 / 12 mo.   3,938
                                                                        X 3 mo.
     --------------------------------------------------------------------------------------------
     July 1          Promotion              130,000    25%              32,500 / 12 mo.   8,125
                                                                        X 3 mo.
     --------------------------------------------------------------------------------------------
     TOTAL ANNUAL TARGET DOLLARS                                                          $19,563
     --------------------------------------------------------------------------------------------

     (CERTAIN ONE-TIME CHARGES MAY BE EXCLUDED. THE UNPLANNED FINANCIAL IMPACTS OF ACQUISITIONS AND DIVESTITURES WILL NOT BE INCLUDED FOR THE YEAR IN WHICH THEY WERE ACQUIRED. THE BOARD OF DIRECTORS WILL REVIEW QUARTERLY RESULTS TO ENSURE CONSISTENCY WITH BUSINESS EXPECTATIONS. THE CORPORATE COMPENSATION COMMITTEE WILL REVIEW PAYOUTS ON A SEMI-ANNUAL BASIS).

TERMINATIONS- VOLUNTARY AND INVOLUNTARY

     To be eligible for payout under any FY2001 VIP plan, the participant must be a Virage Logic employee, or an employee of a subsidiary or branch office of Virage Logic Corporation as of the payout date.

     In the event of an employee's death, participation in any VIP plan will continue for 30 days following the date of death, or the end of the plan year, whichever occurs first. Earned prorated VIP payments will be paid to the employee's estate after the end of the quarterly payout schedule.

LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL

     Before a personal leave begins, employees must use all accrued PTO hours until depleted. Once PTO hours are depleted, employees will be placed on an unpaid leave status. VIP payout calculations will include time charged to PTO. Quarterly VIP Payouts for employees with leaves of absence less than or equal to 90 days during FY2001 will not be prorated to exclude the leave of absence.

     Quarterly VIP payouts for employees with unpaid leaves of absence over 90 days in duration during FY2001 will be prorated to exclude the entire leave of absence.

COMMUNICATION

     VIP plan participation is communicated to participants by HR and the employees' manager at the beginning of the Plan year. Performance objectives are communicated to participants by the CFO and the Departmental Managers with approval of the CFO, as soon as the annual targets are finalized. The CFO on a quarterly basis communicates updates on progress toward objectives to participants.

EXCEPTIONS

     Unique situations that were not anticipated in this document may require an adjustment to variable compensation. The Corporate Compensation Committee must approve all


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     exceptions.


PLAN AMENDMENTS

     This plan reflects company structure at time of plan approval. Virage Logic reserves the right to amend this plan at any time with reasonable notice.

ROLES

     Corporate Compensation Committee           Plan Administrator

     Adam Kablanian                             Renae Hogan

     Alex Shubat
     James R. Pekarsky


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SECTION 2:  VARIABLE INCENTIVE PAY PLANS

                         VIRAGE LOGIC EXECUTIVE PAY PLAN

PLAN TYPE:          50% Revenue / 50% Operating Profit

PLAN YEAR:          FY2001

PLAN PURPOSE:       The purpose of the Virage Logic VIP plan is to link
                    employee contributions and company performance.

FY2000 ELIGIBILITY: Employees in Pay Grades E08 - E09


PLAN METRIC:        Payout will be determined on achievement of
                    corporate performance as measured by FY2001 planned revenue and operating profit each quarter of the fiscal year. Operating Profit Dollars will be adjusted for unusual accounting items (stock-based compensation charges, re-valuation of warrants) as directed by the Board of Directors.

REVENUE
PAYOUT TABLE:       Performance and payout above Plan is capped at 2X. The
                    payout is interpolated; payout will be rounded to the nearest whole percent. Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employee's VIP percentage X payout %).


OPERATING PROFIT
PAYOUT TABLE:       Performance and payout above Plan is capped at 2X. The
                    payout is interpolated; payout will be rounded to the nearest whole percent. Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employee's VIP percentage X payout %).

SPECIAL NOTE:       The minimum quarterly operating profit of 80% of
                    target (excluding extraordinary charges) must be met first to qualify for the revenue accelerator otherwise the revenue payout caps at 100%.